SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 16, 2003

COMMISSION FILE NUMBER 0-25356

P-COM, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	77-0289371
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

3175 S. WINCHESTER BOULEVARD

CAMPBELL, CA 95008

(408) 866-3666

(Address, Including Zip Code, and Telephone Number, Including Area

Code, of Registrant’s Principal Executive Offices)

Item 5. Other Events and Regulation FD Disclosures

This Current Report on Form 8-K is being filed to report the event described in the transaction described in the press release attached hereto as Exhibit 99.1 and incorporated by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

P-COM, INC.

By:	/s/ George P. Roberts
George P. Roberts Chairman of the Board of Directors and Chief Executive Officer

Date: June 16, 2003

Item 7. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit 2.1	Asset Purchase Agreement dated as of June 16, 2003 by and between P-Com, Inc. and SPEEDCOM Wireless Corporation.

Exhibit 99.1	Joint Press Release dated June 17, 2003.

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